Exhibit 10.81

December 16, 2020

CHUBB INA HOLDINGS, INC.

AMENDMENT TO THE CHUBB US SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

Section 4.11 of the SERP is amended and restated as follows:

4.11 Permitted Delays. Notwithstanding the foregoing, any payment to a Participant under the Plan (including payments made under the Defined Contribution Excess Benefit Plan of the Chubb Corporation) must be delayed upon the Committee’s reasonable anticipation of one or more of the following events (in the Committee’s sole discretion):

(a) The making of the payment would violate Federal securities laws or other applicable law; but,

(b) may be delayed, where the Company’s deduction with respect to such payment would be eliminated by application of Code section 162(m);

provided, that any payment delayed pursuant to this subsection 4.11 shall be paid in accordance with Code section 409A.

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AMENDMENT TO THE CHUBB US DEFERRED COMPENSATION PLAN

Section 4.8 of the Deferred Compensation Plan is amended and restated as follows:

4.8    Permitted Delays. Notwithstanding the foregoing, any payment to a Participant under the Plan must be delayed upon the Committee’s reasonable anticipation of one or more of the following events (in the Committee’s sole discretion):

(a) The making of the payment would violate Federal securities laws or other applicable law; but,

(b) may be delayed, where the Company’s deduction with respect to such payment would be eliminated by application of Code section 162(m);

provided, that any payment subject to this Section 4.8 shall be paid in accordance with Code section 409A.

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AMENDMENT TO THE PENSION EXCESS BENEFIT PLAN OF THE CHUBB CORPORATION

Section 5.7 of the Excess Pension Plan is, amended and restated as follows:

5.7    Permitted Delays. Notwithstanding the foregoing, any payment of Post-2004 Excess Benefits to a Participant under the Plan must be delayed upon the Committee’s reasonable anticipation of one or more of the following events (in the Committee’s sole discretion):

(a) The making of the payment would violate Federal securities laws or other applicable law; but,

(b) may be delayed, where the Company’s deduction with respect to such payment would be eliminated by application of Code section 162(m);

provided, that any payment subject to this Section 5.7 shall be paid in accordance with Code section 409A.

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